Higher One Holdings, Inc. Q2’10 Earnings Results August 11 , 2010 Exhibit 99.2 th

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Forward-Looking Statements
This presentation includes forward-looking statements, as defined by the Securities and Exchange
Commission.  Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from those predicted or implied.
These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events.  The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.  Information about the factors that could affect future performance can be found in our recent SEC filings, available on our website at
http://ir.higherone.com/.
This presentation includes certain metrics presented on a non-GAAP basis, including non-GAAP adjusted
EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP adjusted net income, non-GAAP adjusted diluted
EPS, and non-GAAP Free Cash Flow.  We believe that these non-GAAP measures, which exclude amortization of intangibles, stock based compensation, and certain one-time or non-cash impacts to our results, all net of taxes, provide useful information regarding normalized trends relating to the company’s financial condition and results of operations.  Reconciliations of these non-GAAP measures to their closest comparable GAAP measure are included in the appendix of this presentation.

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q2’10 Summary
•
Strong performance on both top and bottom line
•
Executing against our priorities
–
Increased OneAccount adoption at existing clients
–
Strong YTD sales for both OneDisburse and CASHNet
Suite of Payment Products
•
Completed our Initial Public Offering in June
–
Raised $37.8M in net proceeds
–
Paid down $10.5 outstanding on line of credit

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q2’10 Summary… Revenue
*Calculation of organic revenue growth is included in the appendix of this presentation
Revenue
(in $ millions)
12.5
20.5
25.3
37.6
26.9
Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
Y/Y Revenue Growth -- -- -- 118% 116%
Y/Y Organic Growth* -- -- -- 87% 80%
Gross Profit Margin 61.9% 68.6% 66.4% 70.1% 64.4%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q2’10 Summary… Net Income
Net Income
(in $ millions)
0.4
4.8
5.0
8.3
1.8
Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
Y/Y Net Income Growth -- -- -- 104% 343%
Net Income Margin 3.3% 23.4% 19.6% 22.0% 6.8%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q2’10 Summary… Adj. EBITDA
*Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation
Adjusted EBITDA
(in $ millions)
3.0
9.1
10.3
17.9
9.2
Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
Y/Y Adj. EBITDA Growth -- -- -- 121% 207%
Adj. EBITDA Margin* 24.0% 44.3% 40.8% 47.7% 34.2%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q2’10 Summary… GAAP Diluted EPS
GAAP Diluted EPS
(in $)
0.01
0.09
0.09
0.15
0.03
Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
Y/Y Diluted EPS Growth -- -- -- 95% 324%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q2’10 Summary… Adj. EPS
*Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation
Adjusted Diluted EPS
(in $)
0.03
0.10
0.11
0.19
0.09
Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
Y/Y Adj. EPS Growth -- -- -- 109% 212%
Adj. Net Income Margin* 12.4% 27.0% 24.4% 28.1% 18.8%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q2’10 Summary… Operating Cash Flow
Operating Cash Flow
(in $ millions)
(1.2)
6.9
9.2
17.3
(0.1)
Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
Y/Y Operating CF Growth -- -- -- 204% -89%
Operating CF as a % of Rev -9.9% 33.8% 36.5% 46.1% -0.5%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q2’10 Summary… Free Cash Flow
*Calculation of Free Cash Flow is included in the appendix of this presentation
Free Cash Flow
(in $ millions)
-1.5
6.4
8.1
16.2
-1.4
Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
Y/Y FCF Growth -- -- -- 199% -4%
FCF Yield -11.8% 31.4% 32.0% 43.1% -5.3%
CapEx as % of Rev 1.9% 2.5% 4.6% 3.0% 4.8%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q2’10 Sales Update
*SSE stands for Signed Student Enrollment, and is the total student enrollment (according to the most current IPEDs data) at all schools that have signed contracts for either our OneDisburse or at least one of our CASHNet Payment Suite products.
OneDisburse SSE* CASHNet Suite SSE*
2,094
2,213
2,331
2,663
2,833
Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
1,650
1,765
1,949
2,202
2,315
Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
+35% +40%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q2’10 OneAccount Growth
OneAccount Growth
678
1,235
314
243
Q2'09 OneAccounts Change in OneAccounts
at schools launched
before 6/30/09
New OneAccounts from
schools launched after
6/30/09
Q2'10 OneAccounts
+82%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q2’10 Revenue Breakdown*
*The lighter colors in the graph represent Higher One Payments, Inc. revenue prior to the acquisition, broken down into the different revenue buckets.  Year-over-year growth rates and revenue by bucket as a % of total revenue are calculated off of the Q2’09 combined Higher One, Inc. and Higher One Payments, Inc. revenue.
As a % of total
revenue*
Account
(in $ thousands)
Payment Trxn
(in $ thousands)
Higher Ed. Institution
(in $ thousands)
Other
(in $ thousands)
11,248
20,923
Q2'09 Q2'10
2
2,671
2,199
Q2'09 Q2'10
765
2,744
1,308
Q2'09 Q2'10
449
603
161
Q2'09 Q2'10
70% 78% 14% 10% 13% 10% 4% 2%
+86%
+21% +32%
-1%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q2’10 Operating Expenses
• Increased operating leverage from
scale and improved efficiencies
• Decrease in G&A as a percent of
revenue partially offset by public
company expenses
• Main driver of PD expense is
employee compensation… not
ramping headcount as fast as
revenue
• Absolute dollar value of PD expense
up 38% y/y
• Making the necessary investments
for the future
• Excluding stock-based and other
customer acquisition expense, S&M
expense as a percent of revenue
would have been 7.5% in Q2’10
(compared to 11.4% in Q2’09)
• Additional employee-related expenses
• Increase in S&M as a percent of
revenue partially offset by efficiency
and scale
G&A
(as a % of rev)
PD
(as a % of rev)
S&M
(as a % of rev)
31.2%
28.9%
Q2'09 Q2'10
4.6%
2.9%
Q2'09 Q2'10
19.8%
20.5%
Q2'09 Q2'10

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q2’10 Cash Flow / Capital Allocation
•
($1.4M) in FCF
•
Net proceeds of $37.8M from IPO
•
Fully paid down remaining
$10.5M balance on Line of Credit
•
Cash outflow of $8.3M in
acquisition payable
*Other includes proceeds from options exercises and tax benefits from options exercises
Cash Balance/Flows
(in $ millions)
FCF/Other Movements
$10.6
$29.9
($1.4)
$37.8
($10.5)
($8.3)
$1.7
Q2'10
Beginning
Cash
FCF Net
Proceeds
from IPO
LoC
Repayment
Acquisition
Payable
Other* Q2'10
Ending Cash

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

GAAP Guidance Update
FY’10 Q3’10
•
Impacted  by stock-based compensation, stock based and other customer acquisition expense, and amortization of intangibles
•
Stock-based and other customer acquisition expense based on the undergraduate enrollment at higher education clients acquired relating to the acquisition of
EduCard in 2008 and IDC in 2009 and the market value of shares of ONE at time of acquisition... difficult to predict both future sales and the share price in the future
Low High Low High
Revenue $35M - $37M $131M - $135M
implied y/y growth 71% - 80% 73% - 79%
GAAP Diluted EPS $0.00 - $0.08 $0.20 - $0.32
implied y/y growth -100% - -11% -25% - 20%

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Non-GAAP Guidance Update
*Calculation of Adjusted EPS is included in the appendix of this presentation
FY’10 Q3’10
•
Continued strength in OneAccount adoption
•
Full impact of Regulation E begins August 15
•
Higher share count impacting EPS growth in 2H’10
Low High Low High
Revenue $35M - $37M $131M - $135M
implied y/y growth 71% - 80% 73% - 79%
Adj. Diluted EPS $0.12 - $0.13 $0.48 - $0.52
implied y/y growth 16% - 26% 41% - 53%
th

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Summary
•
Strong performance on both top and bottom line
•
Executing against our priorities
–
Increased OneAccount adoption at existing clients
–
Strong YTD sales for both OneDisburse and CASHNet
Suite of Payment Products
•
Completed our Initial Public Offering in June
•
Well positioned heading into back half of the year

® ©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc. 19 Q & A

® ©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc. 20 Appendix

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Calculation of Organic Revenue
March 31, June 30,
2010 2010
Total Revenue Growth 118% 116%
Acquisition Impact (31%) (36%)
Total Organic Revenue Growth 87% 80%
Three Months Ended

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Calculation of Free Cash Flow
June 30, Sept 30, Dec 31, March 31, June 30,
(in thousands) 2009 2009 2009 2010 2010
GAAP Operating Cash Flow (1,233) $              6,940 $                9,249 $                17,326 $              (132) $
Purchases of Fixed Assets, Net of Disposals (242) $                   (512) $                   (1,158) $              (1,128) $              (1,287) $
Free Cash Flow (1,475) $              6,428 $                8,091 $                16,198 $              (1,419) $
Three Months Ended

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Calculation of Adjusted EBITDA
June 30, Sept 30, Dec 31, March 31, June 30,
(in thousands) 2009 2009 2009 2010 2010
GAAP Net Income 413 $                        4,793 $                    4,967 $                  8,264 $                    1,830 $
Interest income (1) (1) (2) (1) (2)
Interest expense 120 113 164 229 247
Income tax expense 252 2,596 2,810 5,167 1,183
Depreciation and amortization 684 633 1,082 1,626 1,747
EBITDA 1,468 8,134 9,021 15,285 5,005
Other income - - (17) - -
Stock-based and other customer acquisition expense 1,050 227 489 1,801 3,508
Stock-based compensation expense 329 341 424 849 692
Milestone bonus 150 375 419 - -
Adjusted EBITDA 2,997 $                    9,077 $                    10,336 $               17,935 $                  9,205 $
Revenues 12,464 $                  20,503 $                  25,315 $               37,568 $                  26,941 $
Net Income Margin 3.3% 23.4% 19.6% 22.0% 6.8%
Adjusted EBITDA Margin 24.0% 44.3% 40.8% 47.7% 34.2%
Three Months Ended

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Calculation of Adjusted Diluted EPS
June 30, Sept 30, Dec 31, March 31, June 30,
(in thousands) 2009 2009 2009 2010 2010
GAAP Net Income 413 $                        4,793 $                    4,967 $                  8,264 $                    1,830 $
Stock-based and other customer acquisition expense 1,050 227 489 1,801 3,508
Stock-based compensation expense - ISO 140 152 206 437 373
Stock-based compensation expense - NQO 189 189 218 412 319
Milestone bonus expense 150 375 419 - -
Amortization of intangibles 143 86 405 767 768
Amortization of finance costs 22 32 37 51 51
Total pre-tax adjustments 1,694 1,061 1,774 3,468 5,019
Tax rate 35.9% 35.9% 35.9% 38.5% 38.7%
Tax adjustment 558 326 563 1,167 1,796
Adjusted net income 1,549 $                    5,528 $                    6,178 $                  10,565 $                  5,053 $
Diluted Weighted Average Shares Outstanding 53,344 53,620 53,821 54,872 55,688
Diluted EPS 0.01 $                      0.09 $                      0.09 $                    0.15 $                       0.03 $
Adjusted Diluted EPS 0.03 $                      0.10 $                      0.11 $                    0.19 $                       0.09 $
Revenues 12,464 $                  20,503 $                  25,315 $               37,568 $                  26,941 $
Net Income Margin 3.3% 23.4% 19.6% 22.0% 6.8%
Adjusted Net Income Margin 12.4% 27.0% 24.4% 28.1% 18.8%
Three Months Ended

®
©2010 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Reconciliation of GAAP to non-GAAP Guidance
Revenues $35.0 - $37.0 $35.0 - $37.0
Diluted EPS $0.00 - $0.08 $0.12 - $0.13
September 30, 2010
GAAP Non-GAAP (a)
Three Months Ending
Revenues $131.0 - $135.0 $131.0 - $135.0
Diluted EPS $0.20 - $0.32 $0.48 - $0.52
December 31, 2010
GAAP Non-GAAP (b)
Twelve Months Ending
(a) Estimated Non-GAAP amounts above for the three months ending September 30,
2010, reflect the estimated quarterly adjustments that exclude (i) the amortization of intangibles and finance costs of approximately $500,000, (ii) stock-based compensation expense of approximately $550,000, and (iii) stock-based and other customer acquisition expense of approximately $2.0 million to $6.0 million.
(b) Estimated Non-GAAP amounts above for the twelve months ending
December 31, 2010, reflect the estimated annual adjustments, net of tax, that exclude the amortization of intangibles and finance costs of approximately $2.0 million, stock-based compensation expense of approximately $2.5 million, and stock-based and other customer acquisition expense of approximately $7.0 million to $12.0 million.
Stock-based and other customer acquisition expense primarily relates to our acquisition of EduCard in 2008 and IDC in 2009, in connection with which we issued restricted stock. We calculate the stock-based and other customer acquisition expense based on the undergraduate enrollment at higher education clients acquired relating to the acquisition, and the market value of our common stock at the time the client is acquired. It is difficult to predict with any degree of certainty either the number of new higher education clients we will acquire, the timing of future customer acquisitions, or the market value of our common stock at any time, resulting in a wide range of expected expense.
Stock-based and other customer acquisition expense primarily relates to our acquisition of EduCard in 2008 and IDC in 2009, in connection with which we issued restricted stock. We calculate the stock-based and other customer acquisition expense based on the undergraduate enrollment at higher education clients acquired relating to the acquisition, and the market value of our common stock at the time the client is acquired. It is difficult to predict with any degree of certainty either the number of new higher education clients we will acquire, the timing of future customer acquisitions, or the market value of our common stock at any time, resulting in a wide range of expected expense.